THE RBB FUND TRUST

Penn Capital Floating Rate Income Fund

Penn Capital Short Duration High Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Mid Cap Core Fund

Penn Capital Special Situations Small Cap Equity Fund

Penn Capital Micro Cap Equity Fund

Penn Capital Enterprise Value Small Cap Equity Fund

(the “Funds”)

Supplement dated August 29, 2022

to the Prospectus dated October 31, 2021, as amended

This supplement serves as notification of, and provides information regarding, certain changes to the Funds effective as of August 29, 2022.

1.	The section entitled “Additional Information Regarding Purchases and Redemptions – Policy on Foreign Shareholders” is deleted in its entirety.

2.	The section entitled “Dividends, Distributions and Taxes – Tax Considerations – Non-U.S. Investors” is deleted in its entirety and replaced with the following:

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

Shares of the Funds have not been registered for sale outside of the United States and certain United States territories.

If you have any questions, please call the Funds toll-free at 1-844-302-PENN (7366).

Investors should retain this supplement for future reference